Exhibit 10.1

Execution Version

Deutsche Bank
Deutsche Bank AG, London Branch
Winchester house
1 Great Winchester St,
London EC2N 2DB
Telephone: 44 20 7545 8000

c/o Deutsche Bank Securities Inc.
60 Wall Street
New York, NY 10005
(212) 250-2500

DATE:	August 31, 2015

TO:	NorthStar Realty Finance Corp.
399 Park Avenue, 18th Floor
New York, NY 10022

ATTENTION:	Jonathan Langer, CEO and President

TELEPHONE:	01 212 547 2600

FACSIMILE:	01 212 547 2700

FROM:	Deutsche Bank AG, London Branch

TELEPHONE:	44 20 7545 0556

FACSIMILE:	44 11 3336 2009

SUBJECT:	Second Amendment to Registered Forward Transaction

REFERENCE NUMBER:	623305

The purpose of this letter agreement is to amend certain terms and conditions of the letter agreement between Deutsche Bank AG, London Branch (“Deutsche”) and NorthStar Realty Finance Corp. (“Counterparty”), dated as of March 2, 2015, as amended by the First Amendment to Registered Forward Transaction dated as of March 3, 2015 (the “Confirmation”), as provided below. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Confirmation.
DEUTSCHE BANK AG, LONDON BRANCH IS NOT REGISTERED AS A BROKER OR DEALER UNDER THE U.S. SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. DEUTSCHE BANK SECURITIES INC. (“DBSI”) HAS ACTED SOLELY AS AGENT IN CONNECTION WITH THE TRANSACTION AND HAS NO OBLIGATION, BY WAY OF ISSUANCE, ENDORSEMENT, GUARANTEE OR OTHERWISE WITH RESPECT TO THE PERFORMANCE OF EITHER PARTY UNDER THE TRANSACTION. AS SUCH, ALL DELIVERY OF FUNDS, ASSETS, NOTICES, DEMANDS AND COMMUNICATIONS OF ANY KIND RELATING TO THIS TRANSACTION BETWEEN DEUTSCHE BANK AG, LONDON BRANCH, AND COUNTERPARTY SHALL BE TRANSMITTED

Chairman of the Supervisory Board: Dr. Paul Achleitner.
Management Board: John Cryan (Co-Chairman), Jürgen Fitschen (Co-Chairman), Stefan Krause, Stephan Leithner, Stuart Lewis, Henry Ritchotte, Marcus Schenck, Christian Sewing.

Deutsche Bank AG is authorised under German Banking Law (competent authority: European Central Bank and the BaFin, Germany’s Federal Financial Supervisory Authority) and, in the United Kingdom, by the Prudential Regulation Authority. It is subject to supervision by the European Central Bank and by BaFin, and is subject to limited regulation in the United Kingdom by the Financial Conduct Authority and the Prudential Regulation Authority.

Deutsche Bank AG is a joint stock corporation with limited liability incorporated in the Federal Republic of Germany, Local Court of Frankfurt am Main, HRB No. 30 000; Branch Registration in England and Wales BR000005 and Registered Address: Winchester House, 1 Great Winchester Street, London EC2N 2DB. Deutsche Bank AG, London Branch is a member of the London Stock Exchange. (Details about the extent of our authorisation and regulation by the Prudential Regulation Authority, and regulation by the Financial Conduct Authority, are available on request or from www.db.com/en/content/eu_disclosures.htm)

EXCLUSIVELY THROUGH DEUTSCHE BANK SECURITIES INC. DEUTSCHE BANK AG, LONDON BRANCH IS NOT A MEMBER OF THE SECURITIES INVESTOR PROTECTION CORPORATION (SIPC).

1.	The definition of “Final Date” in the “General Terms” section of the Confirmation is hereby amended by replacing the date “September 2, 2015” with the date “November 30, 2015.”

2.	The definition of “Physical Settlement Amount” in the “General Terms” section of the Confirmation is hereby amended by replacing the number “0.995” with the number “0.994125.”

3.
The definition of “Cash Settlement Amount” in the “General Terms” section of the Confirmation is hereby amended by (i) replacing the number “0.995” with the number “0.994125” and (ii) replacing the phrase “during such Unwind Period” (in both places where it appears) with the phrase “during the period from and including the first Exchange Business Day of such Unwind Period to and including the related Settlement Date.”

4.
Each party hereby reaffirms on the date hereof the representations contained or incorporated by reference in the Confirmation (with any references therein to the “Trade Date” deemed references to the date of this letter agreement).

5.
The Confirmation and this letter agreement constitute the entire agreement and understanding of the parties with respect to their subject matter and terms of the Transaction and supersede all prior or contemporaneous written and oral communication with respect thereto. No amendment, modification or waiver in respect of this letter agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties. This letter agreement may be executed in counterparts (including by facsimile transmission), each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

6.
The Confirmation, as modified herein, shall continue in full force and effect. All references to the Confirmation in the Confirmation or any document related thereto shall for all purposes constitute references to the Confirmation as amended hereby.

7.
This letter agreement shall be governed by the laws of the State of New York without reference to the conflict of laws provisions thereof. The parties hereto irrevocably submit to the exclusive jurisdiction of the courts of the State of New York and the United States Court for the Southern District of New York in connection with all matters relating hereto and waive any objection to the laying of venue in, and any claim of inconvenient forum with respect to, these courts.

[Signature Pages Follow]

Counterparty hereby confirms that the foregoing (in the exact form provided by Deutsche) correctly sets forth the amendment to the terms of the agreement between Deutsche and Counterparty with respect to the Transaction, by manually signing this letter agreement or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Deutsche.

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Michael Sanderson
Name: Michael Sanderson
Title: Attorney in Fact

By:	/s/ Zahid Bivji
Name: Zahid Bivji
Title: Attorney in Fact

DEUTSCHE BANK SECURITIES INC.,
acting solely as agent in connection with the Transaction

By:	/s/ Michael Sanderson
Name: Michael Sanderson
Title: Managing Director

By:	/s/ Zahid Bivji
Name: Zahid Bivji
Title: Attorney in Fact

Agreed and Accepted By:

NORTHSTAR REALTY FINANCE CORP.

By:	/s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: Associate General Counsel and Assistant Secretary

[Signature Page to Second Amendment to March 2015
Registered Forward Transaction Confirmation]